UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

Jade Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40544	83-1377888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent St., Building 23 Suite 105 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 312-3013

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	JBIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure.

On June 1, 2026, Jade Biosciences, Inc. (“Jade” or the “Company”) will host a conference call and webcast to share interim results from its Phase 1 healthy volunteer trial evaluating JADE101, a novel, investigational anti-A Proliferation-Inducing Ligand (“APRIL”) monoclonal antibody in development for the treatment of immunoglobulin A nephropathy (“IgAN”). The event will begin at 8:00 a.m. Eastern Time and will be available via a live webcast accessible on the “Events and Presentations” page of Jade’s corporate website at www.jadebiosciences.com. During the event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Jade’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On June 1, 2026, the Company announced interim results from its Phase 1 healthy volunteer trial evaluating JADE101in development for the treatment of IgAN. JADE101 is designed with ultra-high binding affinity to selectively block APRIL, a key driver of pathogenic IgA production in IgAN, a chronic autoimmune disease that frequently affects young adults and can lead to end-stage kidney disease over a patient’s lifetime.

JADE101 Phase 1 Trial Design

The JADE101 Phase 1 trial is a double-blind, placebo-controlled study evaluating the safety and tolerability, pharmacodynamics (“PD”) and pharmacokinetics (“PK”) of single ascending subcutaneously administered doses of JADE101 in healthy volunteers.

As of the data cutoff of April 14, 2026, the trial has enrolled 32 healthy adult volunteers across four dose cohorts, with eight participants per cohort randomized in a 6:2 ratio to receive JADE101 or placebo. Evaluated doses included single subcutaneous administrations of 175 mg, 350 mg, 700 mg, and 1,400 mg.

Key findings at this interim analysis included:

Depth and Duration of IgA Reductions Driven by Potent Free APRIL (“fAPRIL”) Suppression

•

Mean IgA reductions reached approximately 70% from baseline and were sustained at 12 weeks at the 700 mg dose; this dose is anticipated to reflect the steady-state IgA responses in IgAN patients with the planned JADE101 dosing strategy

•	IgA-lowering effect observed to be deeper, faster, and more durable following a single dose of JADE101 than with first-generation anti-APRIL or dual APRIL/BAFF inhibitors

•

Greater than 70% IgA reductions simulated at steady-state with a single subcutaneous injection of 350 mg of JADE101 every 12 weeks (“Q12W”) following one 700 mg induction dose, which could support best-in-class clinical activity with a convenient dosing regimen of only four injections per year

•	Figure 1 below shows change from baseline in IgA by dose

•	IgA-lowering potency estimated to be approximately 379-fold higher than sibeprenlimab and approximately 26-fold higher than povetacicept

•	JADE101 achieved rapid, complete and durable suppression of fAPRIL, consistent with the femtomolar APRIL binding affinity of JADE101

Figure 1: IgA change from baseline by dose.

Favorable Safety Profile; Well-Tolerated Across All Evaluated Subcutaneous Dose Levels

•	Single subcutaneous doses of JADE101 up to 1,400 mg were well tolerated with an observed safety profile generally consistent with the anti-APRIL class

•

The most common treatment-emergent adverse events in the pooled safety analysis occurring in more than two participants were headache (25%), upper respiratory tract infection (21.9%), injection site erythema (9.4%), oropharyngeal pain (9.4%) and pyrexia (9.4%)

•	There were no serious adverse events and no adverse events leading to study discontinuation

•	There were no cases of hypogammaglobulinemia, defined as IgG less than or equal to 3 g/L

Differentiated Pharmacokinetic Profile Supports Potential for Convenient Dosing

•	JADE101 demonstrated dose-dependent increases in exposure across evaluated dose levels

•	Half-life at steady state for JADE101 was approximately 8.7-fold longer than reported for povetacicept and approximately 2.6-fold longer than reported for sibeprenlimab

•	Target-mediated drug disposition threshold with JADE101 is estimated to be approximately 2.5-fold lower than reported for sibeprenlimab

•	No apparent impact of anti-drug antibodies on PK or PD was observed

Baseline Characteristics

The baseline characteristics of participants from the Phase 1 clinical trial, as of the data cutoff date of April 14, 2026, are summarized below.

Phase 2 IgAN Trial Underway with Phase 3 Registrational Trial Planned for First Half of 2027

JUNIPER is an ongoing Phase 2 clinical trial evaluating JADE101 in participants with IgAN. The open-label trial is expected to enroll approximately 30 participants. Participants are expected to receive a 700 mg induction dose of JADE101 at treatment onset followed by maintenance doses of 350 mg starting at Week 4 and subsequently either every 8 weeks (n=15) or every 12 weeks (n=15). Evaluating both dose intervals is intended to support accelerated Phase 3 initiation and satisfy global regulatory expectations for dose finding. The primary objectives of the trial are to evaluate the safety and tolerability of JADE101. Secondary and exploratory objectives include changes in 24-hour urine protein-to-creatinine ratio (“UPCR-24”), including the proportion of participants achieving UPCR-24 levels below 0.5 g/day and 0.3 g/day, renal function as measured by estimated glomerular filtration rate, and hematuria resolution over time. Interim clinical data are anticipated in 2027.

Jade plans to initiate a registrational Phase 3 clinical trial in the first half of 2027, pending Food and Drug Administration (“FDA”) requirements.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to Jade’s expectations, hopes, beliefs, intentions or strategies regarding the future of its pipeline and business including, without limitation: Jade’s ability to achieve the expected benefits or opportunities with respect to JADE101, including its best-in-class potential; the expected enrollment of the Phase 2 clinical trial of JADE101; the expected timelines for the availability of interim data from the Phase 2 clinical trial of JADE101; Jade’s plans to conduct a Phase 3 clinical trial of JADE101, the design and timing thereof and Jade’s expectations that such trial will serve as a registrational study; Jade’s proposed dosing strategy and its expected optimization of clinical activity and convenience; projected or simulated pharmacodynamic outcomes, including steady-state IgA reductions; and the potential therapeutic uses, efficacy, durability, safety profiles, and dosing of JADE101. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects.

There can be no assurance that future developments affecting Jade will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Jade’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: interim results of a clinical trial are not necessarily indicative of final results and one or more of the outcomes may materially change following more comprehensive reviews of the data, as follow-up on the outcome of any particular participant continues and as more participant or final data becomes available; modeled and predicted data for JADE101 may not be realized in actual clinical studies and may not accurately represent performance of third-party products; the ongoing and planned clinical trials of JADE101 and any other clinical trials may be delayed or may not demonstrate desirable efficacy or predicted performance; Jade’s planned JADE101 Phase 3 clinical trial may be delayed based on FDA feedback or requirements, as the FDA retains broad discretion to require additional clinical data for any product candidate prior to the conduct of a Phase 3 clinical trial or submission for regulatory approval; even if such Phase 3 trial is successful, it may not support regulatory approval; adverse events and safety signals may occur; Jade may experience unanticipated costs, difficulties or delays in the product development process; Jade’s product candidates may be delayed to a point where they are not commercially viable; clinical trial start up, enrollment or regulatory challenges may occur; challenges associated with Jade’s dependence on third-party vendors for the development, manufacture and supply of its product candidates may occur; Jade may use its capital resources sooner than expected; and the other risks, uncertainties and factors more fully described in Jade’s most recent filings with the Securities and Exchange Commission (including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2026). Should one or more of these risks or uncertainties materialize, or should any of Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Jade does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Jade. No head-to-head study has been conducted comparing JADE101 to other candidates or approved agents. Differences exist between study designs, patient characteristics and other factors, and caution should be exercised in drawing any conclusions from a comparison of the data across studies as cross-study comparisons are inherently limited and such data may not be directly comparable. In addition, data from third party products have been extracted via digitization and represent approximate values.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jade Biosciences, Inc.

Date: June 1, 2026	By:	/s/ Bradford Dahms
	Name:	Bradford Dahms
	Title:	Chief Financial Officer and Treasurer